                                                                   Exhibit 10.12

                           COMMERCIAL LEASE AGREEMENT

STATE OF GEORGIA

COUNTY OF FULTON

      THIS LEASE AGREEMENT, is, made and entered into this 1st day of Nov, 1999 by and between Charles P. Garrison (hereinafter referred to as "Lessor") and Georgia Tissue Bank (hereinafter referred to as "Lessee");

                              W I T N E S S E T H:

      1. Premises. Lessor, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved and contained to be paid, kept and performed by Lessor, has leased and rented and by these presents does lease and rent unto Lessee, and Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "premises"), to-wit;

            The entire building which is represented by the attached floor plan at Exhibit A representing a 9.275 square building known as 120-138 Hammond Drive, and the parking spaces and common areas appurtenant thereto.

      2. Term. To have and to hold the same for a term beginning on the 1st day of November, 1999 and terminating at 12:00 Midnight on October 31, 2002, unless sooner terminated as hereinafter provided.

      3. Rental. Lessee agrees to pay to Lessor promptly on the 1st day of each month in advance during the term of this lease a monthly rental of $12,365. Said monthly rental payments shall be payable to Lessor at such location as Lessor shall from time to time specify. If the rental is not received by the 10th day of the month, a 5% delinquency penalty is due.

                                                             Schedule 3.11(b)(i)

      The monthly rental payment for any partial month shall be prorated based upon the number of days.

      The monthly lease payments shall be increased as follows:

            November, 2000 through October, 2001 - $12,860

            November, 2001 through October, 2002 - $13,374

      4. Utility Bills. Lessee shall be responsible for and pay all utilities, including but not limited to water, sewer, gas, electricity, fuel, telephone, light and heat bills for the leased premises; and Lessee shall pay all charges for janitorial, garbage collection services or other sanitary services rendered to the leased premises or used by Lessee in connection therewith. If Lessee fails to pay any of said utility bills or charges for garbage collection or other sanitary services, Lessor may pay the same; and such payment may be added to the rental of the premises next due as additional rent.

      5. Use of the Premises. Premises shall be used for General office space and/or Laboratory/Medical Facility purposes and no other. Premises shall not be used for any illegal purposes nor in any manner to create any nuisance or trespass nor in any manner to vitiate the insurance or increase the rate of insurance on premiums.

      6. Abandonment of Leased Premises. Lessee agrees not to abandon or vacate the leased premises during the period of this lease and agrees to use said premises for the purposes herein leased until the expiration hereof.

      7. Repairs by Lessor. Lessor agrees to keep in good repair the roof, foundations and exterior walls of the premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence of Lessee or Lessee's agents, employees or invitees. Lessor gives Lessee exclusive control over the premises and shall be under no obligation to inspect said premises. Lessee shall promptly report in writing to Lessor any defective condition known to Lessee which Lessor is required to repair; and failure to so report such defects shall make Lessee responsible to Lessor for any liability incurred by Lessor by reason of such defects.

      If Lessor does not within 45 days of written request by Lessee, make required repairs, Lessee may contract to have such repairs made, provided any repairs exceeding $7,500 may not be made without Lessor's express written consent. If Lessor does not pay for such repairs upon presentment of an invoice after completion of the repairs, Lessee may set-off such amounts against Lessee's rent obligations.

      8. Repairs by Lessee. Lessee accepts the leased premises in their present condition and as suited for the uses intended by Lessee. Lessee shall, throughout the initial term of this lease and all renewals hereof, at Lessee's expense, maintain in good order and repair the leased premises, including the building and other improvements located thereon except those repairs expressly required to be made by Lessor. Lessee further agrees to care for the grounds around the building, including the mowing of grass, paving, care of shrubs and general landscaping. Lessee agrees to return said premises to Lessor at the expiration of prior to termination of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lighting, earthquake or other casualty alone excepted. Elevators, if any, are accepted by Lessee as in satisfactory operating condition on this date; and Lessee shall, as Lessee's own expense, maintain said elevators in good operating condition during the term of this lease and any extensions hereof.

      9.1 Taxes and Association Fee. Lessee shall pay as additional rental during the term of this lease and any extension or renewal thereof, the association fees and the taxes (including but not limited to ad valorem taxes, special assessments and any other governmental charges) attributable to the premises for each tax year. In the event the premises are less than the entire property, the association fee and taxes for any such year applicable to the premises shall be determined by proration on the basis that the rental floor area of the premises bears to the total rentable floor area of the entire property. Lessee's pro rata portion of the association fee and taxes, as provided herein, shall be payable on a monthly basis based upon the prior year's actual association fees or taxes. Such estimated amounts shall be adjusted annually.

      9.2 Insurance. Lessee shall, upon demand, pay as additional rental during the term of this lease and any extension or renewal thereof the property and casualty insurance on the premises for each tax year.

      9.3 Mutual Waiver of Subrogation. The Landlord agrees that he will have inserted in each property and casualty policy or policies of insurance, which he may be required to carry (if any), a provision substantially as follows: "It is hereby stipulated that this insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein" and Landlord hereby waives, during the term of this lease, any or all rights of recovery against the Tenant, its officers, employees, and agents for loss occurring to the premises to the extent that indemnification would be due under such insurance protection.

      Likewise, the Tenant agrees that he will have inserted in each property and casualty policy or policies of insurance, which it may be required to carry, (if any), a provision substantially as follows: "It is hereby stipulated that this insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein" and Tenant does hereby waive, during the term of this Lease, any and all rights of recovery against the Landlord, its officers, employees, and agents to the extent that indemnification would be due under such insurance protection.

      10. Destruction of or Damages to Premises. If premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this lease shall terminate as of the date of such destruction; and rental shall be accounted for as between Lessor and Lessee as of that date. If premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the premises has been destroyed; and Lessor shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

      Notwithstanding the foregoing, if Lessor has not within 6 months restored the premises to substantially the same condition as before damage, the Lessee may terminate this lease without being treated as in default.

      11.1 Indemnity. Lessee agrees to indemnify and save harmless Lessor against all claims for damages to persons or property by reason of the use or occupancy of the leased premises and all expenses incurred by Lessor because thereof, including reasonable attorney's fees and court costs.

      11.2 Indemnity. Lessor agrees to indemnify and save harmless Lessee against all claims for damages to persons or property by reason of the use or occupancy by Lessor or Lessor's agents of the leased premises and all expenses incurred by Lessee because thereof, including reasonable attorney's fees and court costs.

      12. Governmental Orders. Lessee agrees, at Lessee's own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupancy of said premises. Lessor agrees to promptly comply with any such requirements if not made necessary by reason of Lessee's occupancy. However, it is mutually agreed between Lessor and Lessee that, if in order to comply with such requirements, the cost to Lessor or Lessee, as the case may be, shall exceed a sum equal to one year's rent, then Lessor or Lessee who is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party via Certified Mail, Return Receipt Requested, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirement by party giving such notice unless the party receiving such notice of termination shall, before such termination becomes effective, pays to the party giving notice all costs of compliance in excess of one year's rent or secures the payment of said sum in a manner satisfactory to the party giving notice.

      13. Condemnation. If the whole of the leased premises or such portion thereof as will make the premises unusable for the purposes herein leased shall be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities; and rental shall be accounted for as between Lessor and Lessee as of said date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the lease as herein provided.

      14. Assignment and Subletting. Lessee may sublease portions of the leased premises to others provided such sublessee's operation is a part of the general operation of Lessee and under the supervision and control of Lessee and provided such operation is within the purposes for such said premises shall be used. Except as provided in the preceding sentence, Lessee shall not assign this lease or any interest hereunder or sublet premises or any part thereof or permit the use of premises by any party other than Lessee without the prior written consent of Lessor (not to be unreasonably withheld) endorsed hereon. At the option of Lessor, Assignee or Lessee shall become directly liable to Lessee for all obligations of Lessee hereunder; but no sublease or assignment by Lessee shall relieve Lessee of any liability hereunder.

      15. Removal of Fixtures. If Lessee is not in default under this lease, Lessee may remove all fixtures and equipment which Lessee owns, provided Lessee repair all damage to premises caused by such removal and provided that Lessee, at Lessee's expense, return the space to standard office space comparable to other office space within the leased premises.

      16. Cancellation of Lease by Lessor. It is mutually agreed that, in the event Lessee shall default in the payment of rent, including additional rent herein reserved, when due and fails to cure said default within five (5) days after written notice thereof from Lessor; or if Lessee shall be in default in performing any of the terms or provisions of this lease other than the provision requiring the payment of rent and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Lessor; or if Lessee is adjudicated bankrupt; or if a permanent receiver is appointed for Lessee's property and such receiver is not removed within sixty (60) days after written notice form Lessor to Lessee to obtain such removal; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is or is proposed to be reduced or payment thereof deferred; or if Lessee makes an assignment for the benefit of creditors; or if Lessee's effects should be levied upon or attached under process against Lessee and not satisfied or dissolved within thirty (30) days after written notice from Lessor to Lessee to obtain satisfaction thereof; then and in any of said events, Lessor (at Lessor's option) may at once or within six (6) months thereafter (but only during continuance of such default or condition), terminate this lease by written notice to Lessee, whereupon this lease shall end. After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect the lease only if caused by or happening to the assignee or sublessee. Any notice provided in this Paragraph may be given by Lessor or Lessor's Attorney. Upon such termination by Lessor, Lessee will at once surrender possession of the premises to Lessor and remove all of Lessee's effects therefrom; and Lessor may forthwith re-enter the premises, repossess same and remove all persons and effect therefrom using such force as may be necessary without being guilty of trespass, forcible entry, detainer or other tort.

      17. Re-entry by Lessor. Lessor, as Lessee's agent, may (at Lessor's option), without terminating this lease upon Lessee's breaching this lease, enter upon and rent the premises at the best price obtainable by reasonable effort without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on reletting.

      18. Exterior Signs. Lessee shall place no signs upon the outside walls or roof of the leased premises except with the written consent of Lessor. Any and all signs placed on the premises by Lessee shall be maintained in compliance with rules and regulations governing such signs; and Lessee shall be responsible to Lessor for any damages caused by installation, use or maintenance of said signs. Lessee agrees to repair all damage incident to the removal of said signs upon removal of same.

      19. Entry for Carding. Etc.. Lessor may card premises "For Rent" or "For Sale" ninety (90) days before the termination of this lease. Lessor or his agents may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Lessor under the terms hereof.

      20. Effect of Termination of Lease. No termination of this lease prior to the normal ending thereof by lapse of time or otherwise shall affect Lessor's right to collect rent for the period prior to termination thereof.

      21. Mortgagee's Rights. Lessee's rights shall be subject to any bona fide mortgage or deed to secure debt which is now or may hereafter be placed upon the premises by Lessor.

      22. No Estate in Land. This lease shall create the relationship of landlord and tenant between the parties hereto; and no estate shall pass out of Lessor. Lessee has only a usufruct not subject to levy and sale and not assignable by Lessee except by Lessor's consent (not to be unreasonably withheld).

      23. Holding Over. If Lessee remains in possession of premises after the expiration of the term hereof with Lessor's acquiescence an without any express agreement of the parties, Lessee shall be a tenant at will at the rental rate in effect at the end of this lease; and there shall be no renewal of this lease by operation of law.

      24. Attorney's Fees and Homestead. If any rent owing under this lease is collected by or through an attorney at law, Lessee agrees to pay reasonable attorney's fees incurred by Lessor. Lessee waives all homestead rights and exemptions which Lessee may have under the law as against any obligation owing under this lease. Lessee hereby assigns to Lessor all Lessee's homestead and exemption.

      25. Rights Cumulative. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

      26. Service of Notice. Lessee hereby appoints as Lessee's agent to receive service of all dispossessory or distraint proceedings and notices hereunder and all notices required under this lease, the person in charge of the leased premises at the time or the person occupying said premises, and if no person is in charge of or occupying said premises, then such service or notice may be made by attaching the same on the main entrance to said premises. A copy of all notices under this lease shall also be sent to Lessee's last-known address if different from said premises.

      27. Waiver of Rights. No failure of Lessor to exercise any power given Lessor hereunder or to insist upon strict compliance by Lessee with Lessee's obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

      28. Time of Essence. Time is of the essence of this lease agreement.

      29. Definitions. "Lessor" as used herein shall include first party and first party's heirs, representatives, assigns, and successors in title to the premises. "Lessee" shall include second party and second party's heirs and representatives and, if this lease shall be validly assigned or sublet, shall include also Lessee assignees or sublessees as to the premises covered by such assignment or sublease. "Lessor" and "Lessee" shall include male and female, singular and plural, corporation, partnership or individual as may fit the particular parties.

      30. Security Deposit. Upon execution of this lease, Lessee shall pay a security deposit in the amount of Twelve Thousand Three Hundred Sixty-Five Dollars ($12,365.00) to Lessor. Upon termination of this lease and surrender of the premises by Lessee to Lessor, the security deposit shall be returned to Lessee, provided that Lessor may hold the security deposit for a period of thirty (30) days following surrender of possession and may deduct from the amount refunded any rental due and payable, the costs of repairing any damage or replacing any damaged portion of the premises and costs of cleaning the premises if Lessee fails to do so prior to surrender of possession.

      31. Special Stipulations. In so far as the following stipulations conflict with any of the foregoing provisions, the following shall control:

N/A
--------------------------------------------------------------------------------

      32. Entire Agreement. This lease contains the entire agreement between the parties hereto; and no representations, inducements, promises or agreements, oral or otherwise between the parties and not embodied herein shall be of any force or effect.

      33. Lease Contingent Upon Simultaneous Closing. This lease is void unless simultaneous with the execution of this lease, the contracts dated November __, 1999 between NTBN-GTB, Inc., Georgia Tissue Bank, Inc. and Dr. Charles P. Garrison are also consummated.

      IN WITNESS WHEREOF, the parties have hereunto executed this lease agreement as of the day and year first above written.

AS TO LESSOR:

SIGNED, SEALED AND DELIVERED              /s/ Charles P. Garrison, M.D.
IN THE PRESENCE OF:                       --------------------------------------
                                          CHARLES P. GARRISON, M.D.


-----------------------------------
WITNESS

/s/ W. Courtney Lafon                      [SEAL]
-----------------------------------   W. Courtney Lafon
NOTARY PUBLIC                              NOTARY
                                           EXPIRES
                                           GEORGIA
                                        AUG. 27, 2002
                                           PUBLIC
                                        FULTON COUNTY

AS TO LESSEE:                             GEORGIA TISSUE BANK, INC.

SIGNED, SEALED AND DELIVERED              /s/ Jamie M. Groom
IN THE PRESENCE OF:                       --------------------------------------
                                          By: Jamie M. Groom, PRESIDENT

/s/ [ILLEGIBLE]
-----------------------------------
WITNESS


/s/ Marsha D. Foreman                    [SEAL]            Marsha D. Foreman
-----------------------------------   NOTARY PUBLIC      Commission # CC747340
NOTARY PUBLIC                       STATE OF FLORIDA     Expires July 12, 2002
                                                              BONDED THRU
                                                      ATLANTIC BONDING CO., INC.

Guaranty of Lease

      All provisions of the above lease and any extension thereto, are fully guaranteed by Regeneration Technologies, Inc.

                                         REGENERATION TECHNOLOGIES, INC.


SIGNED, SEALED AND DELIVERED              /s/ Jamie M. Groom
IN THE PRESENCE OF:                       --------------------------------------
                                          By: Jamie M. Groom, PRESIDENT

/s/ [ILLEGIBLE]
-----------------------------------
WITNESS


/s/ Marsha D. Foreman                    [SEAL]            Marsha D. Foreman
-----------------------------------   NOTARY PUBLIC      Commission # CC747340
NOTARY PUBLIC                       STATE OF FLORIDA     Expires July 12, 2002
                                                              BONDED THRU
                                                      ATLANTIC BONDING CO., INC.